EXHIBIT 99.1
PRESS RELEASE
PowerSecure Completes the Sale of Metretek Florida
Wake Forest, N.C. — April 2, 2008 — PowerSecure International, Inc. (Nasdaq: POWR) today reported it has completed the previously announced sale of substantially all the assets of its Metretek Florida subsidiary. The final sale terms were consistent with the sale agreement the Company entered into and announced in mid-March.
Sidney Hinton, CEO of PowerSecure, said, “The completion of the sale of Metretek Florida ensures that our resources, and efforts of our team, are highly focused on our Company’s strategic growth areas of distributed generation, utility infrastructure, and energy efficiency. These areas represent the highest opportunity for PowerSecure, and are best aligned with our core competencies. We thank the Metretek team for their contributions to our company, and wish them continued success under new ownership.”
About PowerSecure
PowerSecure International, Inc. is focused on delivering value to utilities and their commercial, institutional, and industrial customers in the areas of distributed generation, energy conservation and utility infrastructure. PowerSecure’s core Distributed Generation business leads the energy management and conservation industry, by enabling utilities to avoid new investments in utility infrastructure for transmitting and distributing power, and locating the generation at the customer’s site. PowerSecure is a pioneer in developing utility partnerships that provide utilities with dedicated electric power generation assets, and customers with the most dependable standby power available in the industry. The Company’s intelligent Interactive Distributed Generation® monitoring systems, in conjunction with superior switching technology, manage load curtailment and peak demand to ensure that power is available when needed, and ensure maximum efficiencies are achieved. PowerSecure also provides utilities with regulatory consulting, energy system engineering and construction, and energy conservation services. Additional information is available at www.powersecure.com.
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to the outlook for growing the Company in the areas of distributed generation, utility infrastructure, and energy efficiency; business operations and prospects for the Company and its subsidiaries; the outlook for future gains in the Company’s revenues due to its business initiatives; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, those risks, uncertainties and other factors identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 14, 2008, as well as in its subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
Contact
Chris Hutter
Chief Financial Officer
PowerSecure International, Inc.
(919) 453-1760
# # #